Forfeiture Shares	12 Months Ended
Dec. 31, 2024
Forfeiture Shares [Abstract]
FORFEITURE SHARES

NOTE 9 - FORFEITURE SHARES:

On the Merger Closing Date, the Company issued to the PTK’s sponsor 2,875,000 Ordinary Shares. 35% of the Valens Ordinary Shares that the PTK sponsor received in respect of its PTK common stock (i.e., 1,006,250 Ordinary Shares), are subject to forfeiture if certain price targets for the Valens Ordinary Shares are not achieved within a certain period of time after the Merger Closing Date (of up to four years) or if an M&A Transaction (as defined in the Merger Agreement), does not occur at a certain minimum price (the “Forfeiture Shares”). Such Forfeiture Shares are classified as a liability and presented at fair value, although they are considered outstanding shares and are entitled to voting rights and distributions. Please refer in addition to Note 2(y). The Company performed a Monte-Carlo simulation to calculate the fair value of such shares.

On September 30, 2024, 646,875 Ordinary Shares were forfeited because the specified price targets were not met.

The fair value of the Forfeiture Shares was computed using the following key assumptions:

	December 31, 2024	December 31, 2023
Stock price	2.60	2.45
Expected term (years)	0.75	0.75-1.75
Expected volatility	63.84%	30.95%-60.31%
Risk-free interest rate	4.20%	4.37%-5.03%

a.	The table below sets forth a summary of the changes in the fair value of the Forfeiture Shares classified as Level 3:

	Year ended December 31, 2024	Year ended December 31, 2023	Year ended December 31, 2022
	U.S. dollars in thousands
Balance at beginning of year	38	1,751	4,658
Changes in fair value	(37)	(1,713)	(2,907)
Balance at end of year	1	38	1,751